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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                February 14, 2002
                      -----------------------------------
                        (Date of earliest event reported)




                               SENSAR CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)




            Nevada                      0-17020               87-0429944
-------------------------------  ---------------------  ----------------------
(State or other jurisdiction of  (Commission File No.)     (I.R.S. Employer
incorporation or organization)                            Identification No.)



                        136 East South Temple, Suite 2325
                           Salt Lake City, Utah 84111
                                 (801) 350-0587
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         (Address of principal executive offices and telephone number, including area code)


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ITEM 5.     OTHER EVENTS

      On February 14, 2002, Sensar Corporation and VitalStream Operating Corporation, a wholly-owned subsidiary of Sensar, entered into an Agreement and Plan of Merger (the "Merger Agreement") with VitalStream, Inc., a privately-held California-based provider of digital broadcasting solutions, pursuant to which VitalStream Operating Corporation is expected to merge with an into VitalStream, Inc., with VitalStream, Inc. surviving as a wholly-owned subsidiary of Sensar.

      Attached to this Current Report on Form 8-K as Exhibit 99.1 is a Press Release announcing the signing of the Merger Agreement, and attached to this Current Report on Form 8-K as Exhibit 2.1 is a copy of the Merger Agreement.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

                  2.1 Agreement and Plan of Merger dated February 13, 2002, among Sensar Corporation, VitalStream Operating Corporation and VitalStream, Inc.

                  99.1     Press Release dated February 14, 2002


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SENSAR CORPORATION



                                      /s/ Steven Strasser
                                     -------------------------------
                                     Steven Strasser
                                     President


Date:  February 15, 2002


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